UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2024

Bluerock Homes Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-41322	87-4211187
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None.

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BHM	NYSE American

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Bluerock Homes Trust, Inc. (the “Company”) held its annual meeting of stockholders on June 13, 2024 (the “Annual Meeting”). The following proposals were set forth in the Company’s definitive proxy statement as filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, on April 16, 2024 (the “Proxy Statement”). For more information on these proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference.

Below are the final voting results. As of the record date, April 12, 2024, there were 3,938,111 shares of the Company’s Class A common stock and 8,489 shares of the Company’s Class C common stock outstanding and entitled to vote at the Annual Meeting. The Class C common stock is entitled to fifty votes for each share held; thus, for purposes of the Annual Meeting, a total of 4,632,561 shares of the Company’s common stock were deemed outstanding and entitled to vote. Represented at the meeting in person or by proxy were 3,472,809 shares of the Company’s common stock, representing 79.6% of the total shares of the Company’s common stock entitled to vote at the meeting.

(1)       The following five persons were elected to serve as directors of the Company:

Nominee	For	Withheld	Broker Non-Votes
R. Ramin Kamfar	1,502,162	307,409	1,663,238
I. Bobby Majumder	1,407,961	401,610	1,663,238
Romano Tio	1,464,295	345,276	1,663,238
Elizabeth Harrison	1,508,223	301,348	1,663,238
Kamal Jafarnia	1,458,530	351,041	1,663,238

(2)       The stockholders ratified Grant Thornton LLP as the Company’s independent registered public accounting firm for 2024:

For	3,463,349
Against	4,591
Abstain	4,869

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK HOMES TRUST, INC.

Date: June 14, 2024	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer